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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): August 1, 2004

                     Lehman ABS Corporation, on behalf of:

           CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-18 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       001-31863              13-3447441
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(State or Other Jurisdiction          (Commission File       (I.R.S. Employer
    of Incorporation)                     Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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                                 Not Applicable
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            (Former Name or Former Address, if Changed Since Last Report)

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The Corporate Backed Trust Certificates, Series 2001-18 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of May 8, 2001.

Item 5. OTHER EVENTS

On August 1, 2004, a distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

The Southern Company, parent of Southern Company Capital Funding, Inc., the issuer of the junior subordinated notes, the sole assets held by Southern Company Capital Trust I, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). For information on The Southern Company please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under its Exchange Act file number, 001-03526. Periodic and current reports and other information required to be filed pursuant to the Exchange Act, by The Southern Company may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the junior subordinated debentures, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is filed as part of this report:

    1 Trustee's Distribution Statement to the Series 2001-18 Certificate Holders for the period ending February 1, 2004.

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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 1, 2004


                                      Lehman ABS Corporation


                                      By: /s/ Paul Mitrokostas
                                              ----------------
                                      Name:   Paul Mitrokostas
                                      Title:  Senior Vice President

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                                 EXHIBIT INDEX


Exhibit Number           Description
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     1                   Trustee's Distribution Statement to the Series 2001-18
                         Certificate Holders for the period ending February 1,
                         2004

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                                                                     Exhibit  1

                       TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates, Series 2001-18
*CUSIP:    21988G759       Class     A-1
           21988GCB0       Class     A-2

In accordance with the Standard Terms for Trust Agreements, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending August 1, 2004.

INTEREST ACCOUNT
----------------


Balance as of                                                           $0.00                         $0.00
         Scheduled Income received on securities.....                                         $1,873,462.50
         Unscheduled Income received on securities.....                                               $0.00

LESS:
         Distribution to Class A-1 Holders.....                                              -$1,687,031.25
         Distribution to Class A-2A Holders.....                                               -$186,431.25
         Distribution to Depositor.....                                                              -$0.00
         Distribution to Trustee.....                                                                -$0.00
Balance as of    February 1, 2004.....                                                                $0.00


PRINCIPAL ACCOUNT
-----------------


Balance as of    February 1, 2004.....                                                                $0.00
         Scheduled principal payment received on securities.....                                      $0.00

LESS:
       Distribution to Holders.....                                                                  -$0.00
Balance as of    August 1, 2004.....                                                                  $0.00


                UNDERLYING SECURITIES HELD AS OF August 1, 2004

       Principal
         Amount                                      Title of Security
       ---------                                     -----------------
      $45,750,000       Southern Company Capital Trust I 8.19% Exchange Capital
                        Securities due February 1, 2037
                        *CUSIP:        84258PAC1

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

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